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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


Date of Report:  September 29, 2003
-----------------------------------
(Date of earliest event reported)



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
                                       Merrill Lynch Mortgage Investors, Inc.
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                               (Exact name of registrant as specified in its charter)


               Delaware                               333-102175                             13-3416059
---------------------------------------- -------------------------------------- --------------------------------------
            (State or Other                           (Commission                         (I.R.S. Employer
            Jurisdiction of                          File Number)                        Identification No.)
            Incorporation)

4 World Financial Center, 10th Floor,
250 Vesey Street, New York, New York                                                            10080
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(Address of principal executive offices)                                                       (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
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                           (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.

                  Attached is a collateral term sheet (the "Term Sheet") furnished to the Registrant on behalf of the underwriters by Merrill Lynch, Pierce, Fenner & Smith Incorporated, JP Morgan Securities Inc. and McDonald Investments Inc. (together, the "Underwriters"), in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2003-KEY1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-102175) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheet by reference in the Registration Statement.

                  The Term Sheet was prepared for the Underwriters by Merrill Lynch, Pierce, Fenner & Smith Incorporated; the Registrant did not prepare or participate in the preparation of the Term Sheet.

                  Any statement or information contained in the Term Sheet shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

     Exhibit  99       Term Sheet


                                      -2-
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                  By: /s/ Michael M. McGovern
                                      ----------------------------
                                      Name:  Michael M. McGovern
                                      Title: Secretary


Date:  October 1, 2003


                                      -3-
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                                  Exhibit Index
                                  -------------


Item 601(a) of
Regulation S-K

Exhibit No.          Description                                Page
-----------          -----------                                ----

99                   Term Sheet                                  5